UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2017

PLx Pharma Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36351	46-4995704

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8285 El Rio Street, Ste. 130 Houston, Texas (Address of principal executive offices)	77054 (zip code)

Registrant’s telephone number, including area code: (713) 842-1249

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On April 19, 2017, PLx Pharma Inc., formerly known as Dipexium Pharmaceuticals, Inc., a Delaware corporation (the “Company”) completed its business combination (the “Merger”) with PLx Pharma Inc., a Delaware corporation (“PLx”), in accordance with the terms of the Agreement and Plan of Merger and Reorganization, dated as of December 22, 2016 (the “Merger Agreement”), by and among PLx, the Company and Dipexium Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company (“AcquireCo”). Also on April 19, 2017, the Company effected a 1-for-8 reverse stock split of its common stock and changed its name to “PLx Pharma Inc.” Beginning on May 5, 2017, the Company will be making available on its website a slide presentation including an updated corporate overview of the Company following the Merger.

The Company is furnishing the information in this Item 7.01 of this Current Report on Form 8-K and in Exhibit 99.1 to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

Pursuant to the Merger Agreement, AcquireCo merged with and into PLx, with PLx surviving the Merger and becoming a wholly owned subsidiary of the Company. The Merger has been accounted for as a reverse acquisition business combination, with PLx treated as the “accounting acquirer” of the Company. Following Financial Accounting Standards Board guidance related to the accounting for reverse acquisitions, PLx’s historical financial statements will replace the Company’s historical financial statements. Accordingly, the capital structure, and per share amounts presented in PLx’s historical financial statements for the periods immediately prior to the Merger have been recast to reflect the capitalization in accordance with the exchange ratio established in the Merger. PLx’s historical consolidated financial statements as of and for the years ended December 31, 2016 and 2015 and for the three-month periods ended March 31, 2017 and 2016, reflecting the recasting, are attached as Exhibits 99.2 and 99.3 hereto and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit. No.	Description
23.1	Consent of GBH CPAs, PC

99.1	PLx Pharma Inc. Corporate Presentation of May 2017.

99.2	Consolidated Financial Statements for the years ended December 31, 2016 and 2015

99.3	Consolidated Financial Statements for the periods ended March 31, 2017 and 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLx Pharma Inc.

Date: May 5, 2017
	/s/	Natasha Giordano
	By:	Natasha Giordano
	Title:	President and Chief Executive Officer